Exhibit 99.2

Reconciliation of GAAP operating expenses to non-GAAP operating expenses (New Methodology)

			Three Months Ended												Year Ended December 31,

(In Millions/Unaudited)	Note		Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	2023	2022	2021

GAAP operating expenses:

Transaction expense			$3,958	$3,603	$3,541	$3,283	$3,324	$2,988	$3,044	$2,817	$2,952	$2,564	$2,524	$2,275	$14,385	$12,173	$10,315

Transaction and credit losses			396	446	398	442	388	367	448	369	350	268	169	273	1,682	1,572	1,060

Customer support and operations			465	474	492	488	541	509	536	534	532	504	521	518	1,919	2,120	2,075

Sales and marketing			466	442	465	436	524	544	595	594	666	549	628	602	1,809	2,257	2,445

Technology and development			770	739	743	721	822	801	815	815	796	755	746	741	2,973	3,253	3,038

General administrative			554	507	491	507	515	463	514	607	570	498	522	524	2,059	2,099	2,114

Restructuring and other			(311)	39	24	164	25	56	90	36	2	1	1	58	(84)	207	62

Total operating expenses			$6,298	$6,250	$6,154	$6,041	$6,139	$5,728	$6,042	$5,772	$5,868	$5,139	$5,111	$4,991	$24,743	$23,681	$21,109

Non-GAAP operating expense adjustments:

Sales and marketing	(a	)	(41)	(42)	(42)	(41)	(55)	(54)	(53)	(53)	(51)	(39)	(39)	(38)	(166)	(215)	(167)

Technology and development	(a	)	(6)	(9)	(9)	(9)	(58)	(58)	(59)	(57)	(58)	(64)	(63)	(61)	(33)	(232)	(246)

General administrative	(a	)	(7)	(7)	(7)	(7)	(3)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(28)	(24)	(28)

	(d	)	—	(4)	—	—	—	—	—	—	—	—	—	—	(4)	—	—

Restructuring and other	(b	)	(2)	(3)	—	(117)	(8)	(23)	(71)	(20)	—	—	5	(32)	(122)	(122)	(27)

	(c	)	(2)	(19)	10	(47)	(17)	(33)	(19)	(16)	(2)	(1)	(6)	(26)	(58)	(85)	(35)

	(d	)	(21)	—	—	—	—	—	—	—	—	—	—	—	(21)	—	—

	(e	)	339	—	—	—	—	—	—	—	—	—	—	—	339	—	—

Total operating expenses			$260	$(84)	$(48)	$(221)	$(141)	$(175)	$(209)	$(153)	$(118)	$(111)	$(110)	$(164)	$(93)	$(678)	$(503)

Non-GAAP operating expenses:

Transaction expense			3,958	3,603	3,541	3,283	3,324	2,988	3,044	2,817	2,952	2,564	2,524	2,275	$14,385	$12,173	$10,315

Transaction and credit losses			396	446	398	442	388	367	448	369	350	268	169	273	1,682	1,572	1,060

Customer support and operations			465	474	492	488	541	509	536	534	532	504	521	518	1,919	2,120	2,075

Sales and marketing			425	400	423	395	469	490	542	541	615	510	589	564	1,643	2,042	2,278

Technology and development			764	730	734	712	764	743	756	758	738	691	683	680	2,940	3,021	2,792

General and administrative			547	496	484	500	512	456	507	600	563	491	515	517	2,027	2,075	2,086

Restructuring and other			3	17	34	—	—	—	—	—	—	—	—	—	54	—	—

Total operating expenses			$6,558	$6,166	$6,106	$5,820	$5,998	$5,553	$5,833	$5,619	$5,750	$5,028	$5,001	$4,827	$24,650	$23,003	$20,606

(a)	Amortization of acquired intangible assets.

(b)	Restructuring.

(c)

Right-of-use asset impairment and other charges associated with exiting certain leased properties as well as gains and losses associated with early lease terminations and owned property held for sale or sold.

(d)	Fees related to credit externalization.

(e)	Gain on divestiture of business, net of transaction costs.

Reconciliation of GAAP operating income to non-GAAP operating income, and GAAP operating margin to non-GAAP operating margin (New Methodology)

	Three Months Ended												Year Ended December 31,

(In Millions, Except Percentages/Unaudited)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	2023	2022	2021

GAAP net revenues	$8,026	$7,418	$7,287	$7,040	$7,383	$6,846	$6,806	$6,483	$6,918	$6,182	$6,238	$6,033	$29,771	$27,518	$25,371

GAAP operating income	1,728	1,168	1,133	999	1,244	1,118	764	711	1,050	1,043	1,127	1,042	5,028	3,837	4,262

Amortization of acquired intangible assets	54	58	58	57	116	119	119	117	116	110	109	106	227	471	441

Restructuring	2	3	—	117	8	23	71	20	—	—	(5)	32	122	122	27

Other	(316)	23	(10)	47	17	33	19	16	2	1	6	26	(256)	85	35

Total non-GAAP operating income adjustments	(260)	84	48	221	141	175	209	153	118	111	110	164	93	678	503

Non-GAAP operating income	$1,468	$1,252	$1,181	$1,220	$1,385	$1,293	$973	$864	$1,168	$1,154	$1,237	$1,206	$5,121	$4,515	$4,765

GAAP operating margin	21.5%	15.7%	15.5%	14.2%	16.8%	16.3%	11.2%	11.0%	15.2%	16.9%	18.1%	17.3%	16.9%	13.9%	16.8%

Non-GAAP operating margin	18.3%	16.9%	16.2%	17.3%	18.8%	18.9%	14.3%	13.3%	16.9%	18.7%	19.8%	20.0%	17.2%	16.4%	18.8%

Reconciliation of GAAP net income (loss) to non-GAAP net income, GAAP diluted EPS to non-GAAP diluted EPS, and GAAP effective tax rate to non-GAAP effective tax rate (New Methodology)

	Three Months Ended												Year Ended December 31,

(In Millions, Except Percentages and Per Share Amount/Unaudited)	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	2023	2022	2021

GAAP income before income taxes	$1,793	$1,241	$1,303	$1,074	$1,110	$1,578	$49	$629	$706	$1,165	$1,356	$872	$5,411	$3,366	$4,099

GAAP income tax expense (benefit)	391	221	274	279	189	248	390	120	(95)	78	172	(225)	1,165	947	(70)

GAAP net income (loss)	1,402	1,020	1,029	795	921	1,330	(341)	509	801	1,087	1,184	1,097	4,246	2,419	4,169

Non-GAAP adjustments to net income (loss):

Non-GAAP operating income adjustments (see table above)	(260)	84	48	221	141	175	209	153	118	111	110	164	93	678	503

(Gains) losses on strategic investments	4	(24)	(133)	(48)	141	(495)	672	(14)	290	(173)	(283)	120	(201)	304	(46)

Other certain significant gains, losses, or charges	21	—	—	18	(21)	—	431	—	—	43	(7)	—	39	410	36

Tax effect of non-GAAP adjustments	66	(3)	27	(27)	(47)	44	(185)	(41)	(96)	1	31	(45)	63	(229)	(109)

Non-GAAP net income	$1,233	$1,077	$971	$959	$1,135	$1,054	$786	$607	$1,113	$1,069	$1,035	$1,336	$4,240	$3,582	$4,553

Shares used in diluted share calculation:

GAAP	1,084	1,098	1,114	1,134	1,144	1,157	1,158	1,172	1,183	1,187	1,186	1,190	1,107	1,158	1,186

Non-GAAP	1,084	1,098	1,114	1,134	1,144	1,157	1,160	1,172	1,183	1,187	1,186	1,190	1,107	1,158	1,186

Net income (loss) per diluted share:

GAAP	$1.29	$0.93	$0.92	$0.70	$0.81	$1.15	$(0.29)	$0.43	$0.68	$0.92	$1.00	$0.92	$3.84	$2.09	$3.52

Non-GAAP	$1.14	$0.98	$0.87	$0.85	$0.99	$0.91	$0.68	$0.52	$0.94	$0.90	$0.87	$1.12	$3.83	$3.09	$3.84

GAAP effective tax rate	22%	18%	21%	26%	17%	16%	796%	19%	(13)%	7%	13%	(26)%	22%	28%	(2)%

Tax effect of non-GAAP adjustments to net income	(2)%	(1)%	(1)%	(3)%	1%	—%	(781)%	2%	13%	(4)%	—%	10%	(2)%	(10)%	2%

Non-GAAP effective tax rate	20%	17%	20%	23%	18%	16%	15%	21%	—%	3%	13%	(16)%	20%	18%	—%